U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 1, 2002



                         STREICHER MOBILE FUELING, INC.
             (Exact name of registrant as specified in its charter)



                                     Florida
                 (State or other jurisdiction of incorporation)



                  000-21825                            65-0707824
          (Commission File Number)          (IRS Employer Identification No.)



            Streicher Mobile Fueling, Inc.
            800 W. Cypress Creek Rd., Suite 580
            Fort Lauderdale, Florida                      33309
            (Address of principal executive office)     (Zip Code)



Registrant's telephone number, including area code     (954) 308-4200

ITEM 5.  OTHER EVENTS

      Streicher Mobile Fueling, Inc., the Registrant, issued a press release on October 1, 2002, announcing the closing of a new long-term credit facility with Congress Financial Corporation, and improved operating results for the fourth quarter ended June 30, 2002, which press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)      None

   (b)      None

   (c)      Exhibits

            99.1  Press Release dated October 1, 2002.


Date:  October 1, 2002                    STREICHER MOBILE FUELING, INC.


                                          By: /s/ RICHARD E. GATHRIGHT
                                             ---------------------------------
                                              Richard E. Gathright, President